UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2013

PRUDENTIAL FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-16707	22-3703799
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

751 Broad Street

Newark, New Jersey 07102

(Address of principal executive offices and zip code)

(973) 802-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

Prudential Financial, Inc., a New Jersey corporation (the “Company”), is furnishing a copy of slides being presented at its Investor Day and Financial Strength Symposium conferences on June 18, 2013, as Exhibit 99.1 and Exhibit 99.2, respectively, hereto.

Item 7.01	Regulation FD Disclosure.

The response to Item 2.02 is hereby incorporated into this Item 7.01.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Slide presentation of Prudential Financial, Inc. at its Investor Day conference on June 18, 2013 (furnished and not filed).

99.2	Slide presentation of Prudential Financial, Inc. at its Financial Strength Symposium conference on June 18, 2013 (furnished and not filed).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 18, 2013

PRUDENTIAL FINANCIAL, INC.

By:	/s/ Brian J. Morris
Name:	Brian J. Morris
Title:	Vice President and Assistant Secretary

Exhibit Index

Exhibit No.	Description

99.1	Slide presentation of Prudential Financial, Inc. at its Investor Day conference on June 18, 2013 (furnished and not filed).

99.2	Slide presentation of Prudential Financial, Inc. at its Financial Strength Symposium conference on June 18, 2013 (furnished and not filed).